EXHIBIT 99.7

                                                   MONTHLY OPERATING REPORT

CASE  NAME: LONGHORN SOLUTIONS, INC.                    ACCRUAL BASIS

CASE  NUMBER: 00-42147-BJH-11                      02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                        UNITED STATES BANKRUPTCY COURT RT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                                  CFO
---------------------------------------            -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE


Drew Keith                                                    7/20/00
---------------------------------------            -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

PREPARER:

/s/ JESSICA  L. WILSON                                  Corporate Controller
---------------------------------------            -----------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                             TITLE

Jessica L. Wilson                                             7/20/00
---------------------------------------            -----------------------------
PRINTED NAME OF PREPARER                                       DATE

                                                   MONTHLY OPERATING REPORT

CASE  NAME: LONGHORN SOLUTIONS, INC.                         ACCRUAL BASIS-1

CASE  NUMBER: 00-42147-BJH-11                      02/13/95, RWD, 2/96



COMPARATIVE BALANCE SHEET

                                                                     MONTH              MONTH              MONTH
                                                SCHEDULE            ----------------------------------------------
ASSETS                                           AMOUNT             MAY 2000          JUNE 2000
------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                           $3,646            $14,530            $25,072
------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                    $0                 $0
------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                  $3,646            $14,530            $25,072                $0
------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                  $76,002            $31,097            $13,973
------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                        $106               $106
------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                   $0                 $0
------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                   $0                 $0
------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                       $375,137           $448,851           $476,752
------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                      $454,785           $494,584           $515,903                $0
------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT               $120,412           $162,895           $162,895
------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                        $46,541            $50,599
------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                 $120,412           $116,354           $112,296                $0
------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                  $0                 $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)              $2,892,844         $2,864,553         $2,836,262
------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                                $0                 $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                            $3,468,041         $3,475,491         $3,464,461                $0
------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                 $870               $500
------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                  $4,770             $2,336
------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                      $0                 $0
------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                  $0                 $0
------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                       $0                 $0
------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH  LIST)                                               $0                 $0
------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                    $5,640             $2,836                $0
------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                                       $0                 $0
------------------------------------------------------------------------------------------------------------------
25.    PRIORITY  DEBT                             $73,455                 $0                 $0
------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                             $68,502            $62,673            $62,673
------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                        $1,243,717         $1,234,717
------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES             $141,957         $1,306,390         $1,297,390                $0
------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                         $141,957         $1,312,030         $1,300,226                $0
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                 $2,194,261         $2,194,261
------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                             ($30,800)          ($30,026)
------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0         $2,163,461         $2,164,235                $0
------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                            $141,957         $3,475,491         $3,464,461                $0
------------------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT

CASE  NAME: LONGHORN SOLUTIONS, INC.               ACCRUAL BASIS-2

CASE  NUMBER: 00-42147-BJH-11                      02/13/95, RWD, 2/96

INCOME STATEMENT

                                                MONTH          MONTH           MONTH
                                             ----------------------------------------------  QUARTER
REVENUES                                       MAY 2000      JUNE 2000                        TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                             $5,174        $15,906                        $21,080
------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                      $0             $0                             $0
------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                $5,174        $15,906              $0        $21,080
------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                       $0             $0                             $0
------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                   $0             $0                             $0
------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                $0             $0                             $0
------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                       $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                               $5,174        $15,906              $0        $21,080
------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION              $12,500        $12,500                        $25,000
------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                 ($20,550)      ($30,255)                      ($50,805)
------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                              $11,675            $38                        $11,713
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                   $3,625       ($17,717)             $0       ($14,092)
------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                           $1,549        $33,623              $0        $35,172
------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)               $0             $0                             $0
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)              $0             $0                             $0
------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                               $0             $0                             $0
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                     $4,058         $4,058                         $8,116
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                              $28,291        $28,291                        $56,582
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES               $32,349        $32,349              $0        $64,698
------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                              $0             $0                             $0
------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                              $0           $500                           $500
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                  $0           $500              $0           $500
------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                     $0             $0                             $0
------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                        ($30,800)          $774              $0       ($30,026)
------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT

CASE  NAME: LONGHORN SOLUTIONS, INC.                ACCRUAL BASIS-3

CASE  NUMBER: 00-42147-BJH-11                      02/13/95, RWD, 2/96

                                                 MONTH            MONTH           MONTH
CASH RECEIPTS AND                             -------------------------------------------------    QUARTER
DISBURSEMENTS                                   MAY 2000        JUNE 2000                           TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                     $812         $14,529                             $812
----------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0              $0                               $0
----------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                $34,708         $15,779                          $50,487
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                    $0          $9,697                           $9,697
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                   $34,708         $25,476               $0         $60,184
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0              $0                               $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0              $0                               $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                         $6,637              $0                           $6,637
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                $6,637              $0               $0          $6,637
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                             $41,345         $25,476               $0         $66,821
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                       $42,157         $40,005               $0         $67,633
----------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                              $0              $0                               $0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                   $0              $0                               $0
----------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                      $11,709             $38                          $11,747
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                   $2,475          $6,618                           $9,093
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0              $0                               $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $0              $0                               $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                      $2,913              $0                           $2,913
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0              $0                               $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                           $0              $0                               $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                      $405          $2,032                           $2,437
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                        $10,126          $6,245                          $16,371
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS              $27,628         $14,933               $0         $42,561
----------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0              $0                               $0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                               $0              $0                               $0
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                        $27,628         $14,933               $0         $42,561
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                              $13,717         $10,543               $0         $24,260
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                        $14,529         $25,072               $0         $25,072
----------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT

CASE  NAME: LONGHORN SOLUTIONS, INC.                ACCRUAL BASIS-4

CASE  NUMBER: 00-42147-BJH-11                      02/13/95, RWD, 2/96


                                                                         MONTH             MONTH            MONTH
                                                        SCHEDULE        ------------------------------------------
ACCOUNTS RECEIVABLE AGING                                AMOUNT         MAY 2000         JUNE 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                               $6,382           $3,538
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                             $12,715           $5,621
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                              $9,698           $5,575
------------------------------------------------------------------------------------------------------------------
4.     91+                                                                $3,880             $820
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0         $32,675          $15,554              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                    $1,581           $1,581
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0         $31,094          $13,973              $0
------------------------------------------------------------------------------------------------------------------



AGING OF POSTPETITION TAXES AND PAYABLES                             MONTH:    June 2000

                                        0-30             31-60             61-90             91+
TAXES PAYABLE                           DAYS              DAYS              DAYS             DAYS           TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                             $2,336               $0              $0               $0          $2,336
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE               $2,336               $0              $0               $0          $2,336
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                    $500               $0              $0               $0            $500
------------------------------------------------------------------------------------------------------------------



STATUS  OF  POSTPETITION  TAXES                                           MONTH: June 2000

                                                         BEGINNING         AMOUNT                           ENDING
                                                            TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                                  LIABILITY*      OR ACCRUED          PAID          LIABILITY
--------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
--------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
9.     SALES                                              $4,770            $536           $2,970          $2,336
--------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                $4,770            $536           $2,970          $2,336
--------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                        $4,770            $536           $2,970          $2,336
--------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                   MONTHLY OPERATING REPORT

CASE  NAME: LONGHORN SOLUTIONS, INC.                ACCRUAL BASIS-5

CASE  NUMBER: 00-42147-BJH-11                      02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                     MONTH:     June 2000

BANK  RECONCILIATIONS
                                                Account #1        Account #2        Account #3
---------------------------------------------------------------------------------------------------------------
A.     BANK:                                     Bank One         Mid-Cities
----------------------------------------------------------------------------------------------
B.     ACCOUNT  NUMBER:                         1586267807         4235800                             TOTAL
----------------------------------------------------------------------------------------------
C.     PURPOSE  (TYPE):                          Operating         Operating - Closed 5/00
---------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                   $28,549                $0                          $28,549
---------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                  $0                $0                               $0
---------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                  $3,695                $0                           $3,695
---------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                           $0                $0                               $0
---------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                  $24,854                $0               $0         $24,854
---------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN              5925        account closed
---------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS

---------------------------------------------------------------------------------------------------------------
                                                DATE OF          TYPE OF          PURCHASE         CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                PURCHASE        INSTRUMENT          PRICE            VALUE
---------------------------------------------------------------------------------------------------------------
7.     N/A
---------------------------------------------------------------------------------------------------------------
8.     N/A
---------------------------------------------------------------------------------------------------------------
9.     N/A
---------------------------------------------------------------------------------------------------------------
10.    N/A
---------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                             $0              $0
---------------------------------------------------------------------------------------------------------------

CASH

---------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                            $218
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                $25,072
---------------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT


CASE  NAME: LONGHORN SOLUTIONS, INC.               ACCRUAL BASIS-6

CASE  NUMBER: 00-42147-BJH-11                      02/13/95, RWD, 2/96

                                                   MONTH:        June 2000

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------
                             INSIDERS
--------------------------------------------------------------------
                         TYPE OF         AMOUNT      TOTAL PAID
          NAME           PAYMENT          PAID         TO DATE
--------------------------------------------------------------------
1.   Mary Phillips       Salary         $12,500       $25,000
--------------------------------------------------------------------
2.
--------------------------------------------------------------------
3.
--------------------------------------------------------------------
4.
--------------------------------------------------------------------
5.
--------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                              $12,500       $25,000
--------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                            PROFESSIONALS
------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                 TOTAL
                       ORDER AUTHORIZING   AMOUNT        AMOUNT      TOTAL PAID     INCURRED
          NAME              PAYMENT        APPROVED        PAID         TO DATE     & UNPAID *
------------------------------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                         $0            $0            $0            $0
------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID          TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1.  N/A
--------------------------------------------------------------------------------
2.  N/A
--------------------------------------------------------------------------------
3.  N/A
--------------------------------------------------------------------------------
4.  N/A
--------------------------------------------------------------------------------
5.  N/A
--------------------------------------------------------------------------------
6.  TOTAL                                    $0            $0            $0
--------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT

CASE  NAME: LONGHORN SOLUTIONS, INC.               ACCRUAL  BASIS-7

CASE  NUMBER: 00-42147-BJH-11                             02/13/95, RWD, 2/96

                                                   MONTH:  June 2000

QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                     X
-------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                               X
-------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                         X
-------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                   X
-------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                   X
-------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
-------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                X
-------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
-------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
-------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                              X
-------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                        X
-------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


INSURANCE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
-------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
-------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------
     TYPE  OF                                                                       PAYMENT AMOUNT
      POLICY                    CARRIER                PERIOD COVERED                & FREQUENCY
-------------------------------------------------------------------------------------------------------
Property Insurance      CAN Transcontinental Ins. Co  9/11/99 - 9/11/00            $ 1,603.00    Annual
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

CASE  NAME: LONGHORN SOLUTIONS, INC.                   FOOTNOTES SUPPLEMENT

CASE  NUMBER: 00-42147-BJH-11                                ACCRUAL BASIS

                                             MONTH:         June 2000



--------------------------------------------------------------------------------
ACCRUAL BASIS     LINE               FOOTNOTE / EXPLANATION
 FORM NUMBER     NUMBER
--------------------------------------------------------------------------------
       3                12      All payroll is paid out of Kitty Hawk Aircargo,
                        13      Inc. (Case #400-42142) and allocated to the
                                Company. Related payroll taxes are disbursed out
                                of and reported at KH Aircargo.
--------------------------------------------------------------------------------
       6                        All Professional fees related to the
                                Reorganization of the Company are disbursed out
                                of Kitty Hawk, Inc. (Parent Company). Refer to
                                Case # 400-42141
--------------------------------------------------------------------------------
       7                        All other insurance plans related to the Company
                                are carried at Kitty Hawk, Inc. (Parent
                                Company). Refer to Case # 400-42141.
--------------------------------------------------------------------------------

CASE  NAME: LONGHORN SOLUTIONS, INC.

CASE  NUMBER: 00-42147-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                         June 2000


8.  OTHER (ATTACH LIST)                        $ 476,752 Reported
                                 ------------------------
        Intercompany Receivables                 437,194
        Deferred Taxes                            36,717
        Security Deposit                           2,841
                                 ------------------------
                                                 476,752 Detail
                                 ------------------------
                                                       - Difference

14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                $2,836,262 Reported
                                 ------------------------
        Software knowledge                     3,397,989
        Accum Amortization                      (561,727)
                                 ------------------------
                                               2,836,262 Detail
                                 ------------------------
                                                       - Difference

27. OTHER (ATTACH LIST)                      $ 1,234,717 Reported
                                 ------------------------
        Accrued income taxes                     (71,204)
        Deffered Revenue                           9,000
        Deferred income tax expense            1,296,921
                                 ------------------------
                                               1,234,717 Detail
                                 ------------------------
                                                       - Difference

ACCRUAL BASIS-3


25. OTHER (ATTACH LIST)                            6,245 Reported
                                 ------------------------
        Hardware                                   1,369
        Internet                                     427
        Misc                                         597
        Janitorial                                   610
        Sales Tax                                  2,970
        PC Mileage                                    37
        Postage & Delivery                           235
                                 ------------------------
                                                   6,245 Detail
                                 ------------------------
                                                       - Difference
                                       80